Exhibit 10.1

EXECUTION VERSION

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (this “Agreement”) is entered into as of March 24, 2026 by and between (a) McDermott Will & Schulte LLP (“McDermott”), and (b) Trio Petroleum Corp, a Delaware corporation (the “Company”). McDermott and the Company shall each be referred to as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, McDermott has previously served as legal counsel to the Company.

WHEREAS, in consideration for McDermott’s legal services, the Company owes McDermott fees in the aggregate amount of $392,700.23 (the “Fees”);

WHEREAS, payment of the Fees is past due.

WHEREAS, McDermott and the Company desire to resolve, settle, and compromise among other things the Company’s obligation to pay the Fees.

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the Company and the Company agree as follows:

AGREED TERMS

1. Settlement by the Company. In consideration for the settlement of the Fees and any related claims described herein, the Company agrees to issue to McDermott the total number of restricted shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), pursuant to the exemption from registration provided in Section 4(a)(2) of the Securities Exchange Act of 1933, as amended (the “Securities Act”), equal to the quotient of the Fees divided by the lower of (i) $1.00 and (ii) a 10% discount to the five-day average closing price of the Common Stock on the NYSE American LLC for the five (5) trading days immediately preceding and inclusive of the date of signing this Agreement (the issuance of such shares of Common Stock, the “Settlement Payment”). The Settlement Payment shall be delivered in uncertificated form by means of a book-entry kept by the Company’s transfer agent and registrar not later than three (3) business days after the execution of this Agreement (the “Shares Issuance Date”).

The Parties acknowledge and agree that they are each solely responsible for paying their respective attorneys’ fees and costs each may incur and that neither Party nor its respective attorney(s) will seek any award of attorneys’ fees or costs from the other Party, except as provided herein.

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(a) Mutual Release. Effective as of the Resale Registration Statement Filing Date (as such term is defined in paragraph 2 below), the Parties, on behalf of themselves, their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with any of the foregoing, affiliates, and assigns, and its and their past, present, and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, managers, representatives, assigns, and successors in interest, and all persons acting by, through, under, or in concert with them, and each of them (with respect to each Party, the “Releasing Parties”), hereby release and discharge the other Party, together with their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with any of the foregoing, affiliates and assigns and its and their past, present, and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, managers, representatives, assigns, and successors in interest, and all persons acting by, through, under, or in concert with them, and each of them (with respect to each Party, the “Released Parties”), from all liabilities, causes of action, charges, complaints, suits, claims, obligations, costs, losses, damages, rights, judgments, attorneys’ fees, expenses, bonds, bills, penalties, fines, and all other legal responsibilities of any form whatsoever, whether known or unknown, whether presently existing or arising in the future, whether suspected or unsuspected, whether fixed or contingent, including those arising under any theory of law, whether common, constitutional, statutory or other of any jurisdiction, foreign or domestic, whether in law or in equity, which the Releasing Parties have, had, or may claim to have against any of the Released Parties, including, without limitation, those arising out of or relating to: (i) the subject matter of this Agreement; (ii) any acts or omissions by the Released Parties occurring prior to the date of this Agreement; and (iii) any costs, attorneys’ fees or expenses incurred by the Releasing Parties, including claims for breach of contract or accounts stated, in connection with the subject matter hereof prior to the date of this Agreement (collectively, the “Released Claims”). The Releasing Parties hereby acknowledge and agree that, except as expressly set forth in this Agreement, the Released Parties have no other liabilities or obligations, of any kind or nature, owed to the Releasing Parties, in connection with or relating to the Released Claims or otherwise.

This Agreement resolves any claim for relief that is, or could have been alleged, no matter how characterized, including, without limitation, compensatory damages, damages for breach of contract, bad faith damages, reliance damages, liquidated damages, damages for humiliation and embarrassment, punitive damages, costs, and attorneys’ fees related to or arising from any Released Claim.

The claims released herein include all claims, whether known or unknown, suspected or unsuspected relating to a Released Claim, and each Party further acknowledges that it may hereafter discover facts different from or in addition to, those which he now knows, or believes to be true, with respect to the Action. Nevertheless, the Parties agree that the foregoing release shall be and remain effective in all respects, notwithstanding such different or additional facts, or the discovery thereof, and as such, they expressly waive any and all rights provided in California Civil Code Section 1542 which provides as follows:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

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2. Registration. The Company agrees to use its commercially reasonable efforts to file with the Commission (at the Company’s sole cost and expense), within twenty (20) calendar days after the Shares Issuance Date, a Registration Statement on Form S-3 (the “Resale Registration Statement”) registering the resale of the shares of Common Stock issued pursuant to the Settlement Payment and any additional shares of Common Stock issuable to McDermott, with respect to such shares of Common Stock as a result of a dividend paid in shares of Common Stock on such shares of Common Stock, a stock split, or any similar recapitalization of the Common Stock (the “Registrable Securities”), which Resale Registration Statement may be a registration statement in which the Company also includes the registration of other shares of Common Stock by the Company, including the registration of shares of Common Stock for resale by other holders of the Company’s securities, and the Company will use its commercially reasonable efforts to cause such Resale Registration Statement to become effective by the Commission within forty-five (45) days after the Shares Issuance Date (the “Resale Registration Statement Filing Date”), and the Company, using its commercially reasonable efforts, will keep such Resale Registration Statement continuously effective with respect to the Registrable Securities, and the Company, using its commercially reasonable efforts, will keep the Resale Registration Statement, or any subsequent replacement registration statement registering the Registrable Securities, free of any material misstatements or omissions rendering the statements made misleading, until the earlier of the following: (1) McDermott ceases to hold any of the Registrable Securities; (2) the date all of the Registrable Securities may be sold without restriction under Rule 144 promulgated under the Securities Act (“Rule 144”), including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), as applicable, and (3) two years from the effective date of the Resale Registration Statement.

3. Reliance on Exemptions. McDermott understands that the shares of Common Stock to be issued pursuant to the Settlement Payment, when issued, will be restricted securities and are being offered to McDermott in reliance upon an exemption from registration, pursuant to Section 4(a)(2) of the Securities Act and upon the Company’s reliance on certain representations made by McDermott applicable to compliance with such registration exemption. Pursuant to paragraph 2 hereof, the Company has certain obligations to register such shares of Common, pursuant to the Resale Registration Statement, and the sale or re-sale of the such shares of Common Stock may only be made (1) if such shares of Common Stock are sold pursuant to the Resale Registration Statement or another effective registration statement under the Securities Act in which such shares of Common Stock are included for registration and resale or (2) if McDermott shall have delivered to the Company, at the cost of McDermott, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that such shares of Common Stock to be sold or transferred may be sold or transferred pursuant to Rule 144, or any other applicable exemption from such registration, which opinion shall be acceptable to the Company and its legal counsel.

4. Legends. McDermott understands that the shares of Common Stock to be issued pursuant to the Settlement Payment, until such time as such shares of Common Stock have been registered under the Securities Act, or may be sold pursuant to Rule 144, without any restriction, as to the number of securities as of a particular date that can then be immediately sold, shall bear a standard restrictive legend for such shares of Common Stock as follows:

THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

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5. No Outstanding or Known Future Claims/Causes of Action. Each Party affirms that it has not filed with any governmental agency or court any type of action or report against the other Party, and currently knows of no existing act or omission by the other Party that may constitute a claim or liability excluded from the release in paragraph above.

6. Acknowledgment of Settlement. The Parties, as broadly described in paragraph 1 above, acknowledge that (a) the consideration set forth in this Agreement, which includes, but is not limited to, the Settlement Payment, is in full settlement of all claims or losses of whatsoever kind or character that they have, or may ever have had, against the other Party, as broadly described in paragraph 1 above, including by reason of any Released Claim and (b) by signing this Agreement, and accepting the consideration provided herein and the benefits of it, they are giving up forever any right to seek further monetary or other relief from the other Party, as broadly described in paragraph 1 above, for any acts or omissions up to and including the date of this Agreement, including, without limitation, a Released Claim.

7. No Admission of Liability. The Parties acknowledge that the Settlement Payment was agreed upon as a compromise and final settlement of the Fees and related disputed claims and that payment of the Settlement Payment is not, and may not be construed as, an admission of liability by the Company and is not to be construed as an admission that the Company engaged in any wrongful, tortious, or unlawful activity. The Company specifically disclaims and denies engaging in any wrongful, tortious, or unlawful activity.

8. Representations and Warranties by McDermott. McDermott is acquiring the shares of Common Stock as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such shares of Common Stock (this representation and warranty not limiting McDermott’s right to sell the shares of Common Stock pursuant to the Resale Registration Statement or otherwise in compliance with applicable federal and state securities laws).

9. Agreement is Legally Binding. The Parties intend for this Agreement to be legally binding upon, and shall inure to the benefit of each of them and their respective successors, assigns, executors, administrators, heirs, and estates. Moreover, the persons and entities referred to in paragraph 1 above not a Party, are third-party beneficiaries of this Agreement.

10. Entire Agreement. The recitals set forth at the beginning of this Agreement are incorporated by reference and made a part of this Agreement. This Agreement constitutes the entire agreement and understanding of the Parties and supersedes all prior negotiations and/or agreements, proposed or otherwise, written or oral, concerning the subject matter hereof. Furthermore, no modification of this Agreement shall be binding unless in writing and signed by each of the parties hereto.

11. New or Different Facts: No Effect. Except as provided herein, this Agreement shall be, and remain, in effect despite any alleged breach of this Agreement or the discovery or existence of any new or additional fact, or any fact different from that which either Party now knows or believes to be true. Notwithstanding the foregoing, nothing in this Agreement shall be construed as, or constitute, a release of any Party’s rights to enforce the terms of this Agreement.

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12. Interpretation. Should any provision of this Agreement be declared or be determined by any court to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be a part of this Agreement, and the Parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. The headings within this Agreement are purely for convenience and are not to be used as an aid in interpretation. Moreover, this Agreement shall not be construed against either Party as the author or drafter of the Agreement.

13. Choice of Law. This Agreement is governed by, and construed in accordance with, the laws of the State of New York, United States of America, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of New York.

14. Reliance on Own Counsel. In entering into this Agreement, the Parties acknowledge that they have relied upon the legal advice of their respective attorneys, who are the attorneys of their own choosing, that such terms are fully understood and voluntarily accepted by them, and that, other than the consideration set forth herein, no promises or representations of any kind have been made a Party by the other Party. The Parties represent and acknowledge that in executing this Agreement they did not rely, and have not relied, upon any representation or statement, whether oral or written, made by the other Party or by that other Party’s agents, representatives, or attorneys with regard to the subject matter, basis, or effect of this Agreement or otherwise.

15. Counterparts. This Agreement may be executed by the Parties in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Authority to Execute Agreement. By signing below, each Party warrants and represents that the person signing this Agreement on its behalf has authority to bind that Party and that the Party’s execution of this Agreement is not in violation of any by-law, covenants, and/or other restrictions placed upon them by their respective entities.

READ THE FOREGOING DOCUMENT CAREFULLY. IT INCLUDES A RELEASE OF KNOWN AND UNKNOWN CLAIMS.

[signature page follows]

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IN WITNESS WHEREOF, and intending to be legally bound, each of the Parties hereto has caused this Agreement to be executed as of the date(s) set forth below.

Trio Petroleum Corp

By:	/s/ Robin Ross
Name:	Robin Ross
Title:	Chief Executive Officer

McDermott Will & Schulte LLP

By:	/s/ Bob Cohen
Name:	Bob Cohen
Title:	Partner

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